Public Lender Presentation – June 5, 2013 Exhibit 99.1

Disclaimers

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income and earnings, and percentages or calculations using these measures, non-GAAP financial measures, capital structure, future business opportunities or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. Forward-looking statements may be identified by words such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "potential", "should", "will" and
"would" or similar words. These forward-looking statements are based on management’s current views with respect to future results and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.
These statements are not guarantees of future performance.  Travelport Limited (the ‘Company’) refers you to our filings with the Securities and
Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2012, filed on March 12, 2013, for additional discussion of these risks and uncertainties, as well as a cautionary statement regarding forward-looking statements, which filings and discussion are incorporated by reference herein.  Forward-looking statements made during this presentation speak only as of today’s date.
Readers are cautioned not to place undue reliance on these forward-looking statements.  Travelport expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Related to Non-GAAP Financial Information
Travelport analyzes its performance using Adjusted EBITDA and unlevered free cash flow, which are non-GAAP measures.  Such measures may not be comparable to similarly named measures used by other companies.  The Company believes Adjusted EBITDA provides management with a more complete understanding of the underlying results and trends and an enhanced overall understanding of the Company’s financial liquidity and prospects for the future.  Adjusted EBITDA is the primary metric for measuring our business results, forecasting and determining future capital investment allocations and is one of the measures used by the Board of Directors to determine incentive compensation.  Capital expenditures, which impact depreciation and amortization, interest expense and income tax expense, are reviewed separately by management.  Adjusted
EBITDA is disclosed so that investors have the same tools as those available to management when evaluating the results of Travelport.  Adjusted
EBITDA is a critical measure as it is required to calculate our key financial ratios under our credit agreement covenants.  Adjusted EBITDA is defined as EBITDA adjusted to exclude costs associated with our restructuring efforts, non-cash equity-based compensation, litigation and related costs, foreign currency (gains) losses on euro denominated debt and earnings hedges, and other adjustments made to exclude expenses management views as outside the normal course of operations.
Unlevered free cash flow is defined as net cash provided by operations, adjusted to exclude cash interest payments and include capital expenditures and capital lease payments.  The Company believes unlevered free cash flow provides management and investors with a more complete understanding of the underlying liquidity of the core operating business and its ability to meet its current and future financing and investing needs.

• Travelport Limited (“Travelport” or “the Company”) is a leading distribution services and e-commerce provider for the global travel industry
– Leading global distribution systems (“GDS”) built from best-in-class technology with market leading features, functionality and ancillary solutions
– Highly diversified platform serving over 170 countries, approximately 810 travel providers and 67,000 online and offline travel agencies
– Strong business momentum with Q1 2013 RevPas growth of 6% and LTM March 31, 2013 Net Revenue and
Adjusted EBITDA of $2 billion and $442 million, respectively
• Strong, experienced and motivated management team that continues to execute its strategic plan and improve operational and financial results
– Eight consecutive quarters of RevPas growth
– Six consecutive quarters of gross margin growth
• The Company is seeking to raise new $1,550 million First Lien Term Loans, alongside approximately $100m revolving credit facility
– Proceeds from the new Term Loans will be used to (i) refinance existing First Lien Term Loans, (ii) add cash to the balance sheet for general corporate purposes, (iii) pay related transaction fees and expenses and (iv) repay existing revolver drawdown.
• The Company is requesting commitments by Friday, June 14, 2013 by 5PM EST
Executive Summary

Transaction Overview
Sources & Uses
(1) $100 million facility size with ability to increase up to approximately $124 million. $100 million currently committed.
Sources Uses
New Revolver
(1)
$0 Refinance Existing Revolver $52
New USD Term Loan 1,550 Refinance Existing Extended USD Term Loan 1,064
Release of Restricted Cash 40 Refinance Existing Extended EUR Term Loan 276
Refinance Existing Tranche S Term Loan 137
OID 16
Estimated Transaction Fees & Expenses 15
Cash to Balance Sheet for General Corporate Purposes 31
Total Sources $1,590 Total Uses $1,590
($ in millions)

Transaction Overview (Cont’d)
Pro Forma Capitalization
(1) $100 million facility size with ability to increase up to approximately $124 million. $100 million currently committed .
(2) Maturities will spring to 91 days inside maturities for 2nd Lien Term Loans, Senior Notes and Senior Subordinated Notes to the extent more than an agreed upon percentage of such tranches remains outstanding on such date, such percentage to be determined based on the Total Leverage Ratio and credit rating.
(3) Pro forma for repayment of $19 million of 2014 senior notes.
($ in millions)
Pro Forma Restructuring
Transaction Net
Amount Adjustments Amount Leverage Maturity
Revolving Credit Facilities $52 ($52) – '13 - '15
New Revolving Credit Facilities
(1)(2)
– – 5 years
Extended USD Term Loans 1,064 (1,064) –   8/23/15
Extended EUR Term Loans 276 (276) –   8/23/15
Tranche S Term Loans 137 (137) –   8/23/15
New USD Term Loans
(2)
– 1,550 1,550 6 years
Total First Lien Term Loans $1,529 $1,550 3.0x
Second Priority Loan (Tranche 1)
(3)
645 645 1/31/16
Second Priority Loan (Tranche 2) 229 229 12/1/16
Total Senior Secured Debt $2,403 $2,424 5.0x
Fixed Rate Exchange Notes 405 405 3/1/16
Floating Rate Exchange Notes 187 187 3/1/16
Total Senior Debt $2,995 $3,016 6.3x
Subordinated USD Notes 272 272 9/1/16
Subordinated EUR Notes 179 179 9/1/16
Capital Leases 92 92
Travelport Limited Debt $3,538 $3,559 7.5x
Less: Travelport Limited Cash
(3)
(99) (31) (130)
Less: Restricted Cash (137) 40 (97)
Travelport Limited Net Debt $3,302 $3,333 7.5x
LTM 3/31/13 Adjusted EBITDA
$442
Pro Forma Refinancing

Presenters
• Philip Emery
• Chief Financial Officer
• 7 years with Travelport
• In current role since October 2009
• Gordon Wilson
• President and Chief Executive Officer
• 22 years with Travelport
• In current role since June 2011

Business Overview Gordon Wilson President and Chief Executive Officer

Travelport at a Glance
We create integrated itineraries for hundreds of millions of travelers who use the services of on line and off line travel agencies for leisure and corporate travel.
We aggregate travel content, filter it through sophisticated search algorithms and process booking transactions on a platform of scale.
Travelport is a leading distribution services and e-commerce provider for the global travel industry.

Travelport at a Glance
(1) Split based on % of revenue for the LTM period ended March 31, 2013.
(2) Key statistics relate to full year 2012
Key Financials: LTM period ended March 31, 2013
Revenue: $2 billion
Adj. EBITDA: $442 million
Adj. EBITDA margin: 22%
Shaping the global travel industry for more than 40
years
Global, geographically balanced footprint
Strategic investment in Orbitz Worldwide (OWW)
1 of 3 global GDS players
Geographic Footprint
Travel
Distribution
$1,847
(1)
92%
Airline IT
Solutions
$153
(1)
8%
Key Statistics
>162 million airline tickets issued per annum
> 57 million hotel room nights sold
> 17 million car rentals
> $80 billion in total transaction value
Selling countries: Over 170
Headquarters: Operational - Langley, UK and
Corporate - Atlanta, USA
Development centers: Atlanta, Kansas City,
Denver, New Delhi India
Systems operations center: Atlanta
Travelport is a leading distribution services and e-commerce provider for the global travel industry

Travelport at a Glance (Distribution Business)
Aggregate
Daily Operating Statistics
Search/
Filter
Process
Transaction
Manage
Booking &
Changes
Travel Agents Search our Systems 28 Billion
Times a Year…
Online Agents Offline Agents
Leisure
Traveler
Corporate
Traveler
Automated
Workflow
For Each Search (e.g. flight search from
London to Bangkok on set dates )….
~77 million searches
Up to 2.7 billion travel related
messages
> 4 million booking/cancel
transactions
Source: 2012 full year figures
Estimates based on Management Analysis
~265k changes to itineraries
post booking
>64b possible route/fare
combinations
>28m options to price
Our intelligent systems
weed out the improbable…
..rank and filter for the
most relevant…
Up to 300 options
sent to Travel
Agency
1
Integrated
Itinerary
…and enable agents to book and
manage an integrated itinerary

Travelport at a Glance (Airline IT Solutions)
Hosting Solutions IT Subscription Services Business Intelligence Solutions
Travelport provides hosting and
application development solutions
to airlines and the technology
companies that support them
Provide a variety of mission critical
pricing, shopping, and ticketing
services to airlines in a SaaS
model
Travelport provides business
intelligence data services and
marketing-oriented raw data sets
and services to airlines and travel-
related businesses
Fares and Pricing/e-pricing
Electronic Ticketing
Rapid Reprice (automated rebooking/self
service)
Interline bookings
Departure control
Online market intelligence and
benchmarking tools
Customised data analytics
Web-based analytical tools
Mission-critical systems for airlines such
as internal reservation systems, seat
and fare class inventory management,
flight operations technology services and
software development services
Hosting platform and critical application
development for Delta
Representative Customers
Airline IT solutions provides mission-critical hosting and IT subscription services to airlines

Core Revenue Model is Transaction Based
Travel
agencies
Online (OTA)
and Traditional
Transaction Processing
$$$ flow $ flow
Supply content
Booking related services
Merchandising services
Payment solutions
Pricing, availability,
reservations,
ticketing, payments
Travel providers
(airlines, hotels,
car hire, rail, cruise
operators, etc.)
Revenue
Agency
Incentives
(Commission for
distributor markets)
$30
Booking fee or yield
(6 x $5)
$12
Incentive
(6 x $2)
$18
GDS gross margin
(6 x $3)
1 return trip airline ticket (connecting flight)
1 car hire (3 days)
1 hotel reservation (3 nights)
Total
Segments
(transactions)
4
1
1
6
Illustrative GDS payment flows for transaction processing
Payment for software/services
Note: $ amounts for illustrative purposes only.
4
2
1
3

Predictable, Recurring Operating Model (LTM – Q1 2013)
(1)   SG&A excludes add backs to EBITDA
Reported
Segments
RevPas
Transaction Processing
Revenue
Airline IT Revenue
Total Revenue
Commissions
Technology & Telecoms
Adjusted EBITDA
$0.92B
$0.28B
$0.44B
Gross Margin $1.08B
344m $5.37 $1.85B
$0.15B
$2.00B
SG&A
(1)
$0.36B

Key Investment Highlights

Strong Fundamentals
Attractive Investment Opportunity
Unique, Global Position
Positioned
in High Value
Segment of Travel
Distribution
Proven Value
Proposition
Technology – Open Platform
Attractive Business with Excellent Cash Flow Conversion
Proven Management Team
Diverse Network
of Solid
Relationships
Balanced, Global
Geographic
Footprint
Attractive Growth
Industry
1
2
3 4 5
6
7
8

Travelport Benefits from Favorable Industry Growth
Fundamentals

Travel Expenditure on Selected Categories Key Growth Drivers
Globalization
Rising middle class
Demographics
Increasing travel supply globally
Emerging regions
+
+
+
+
Attractive Growth Industry
Source: Euromonitor International.
Note: Figures based on current prices and 2012 fixed change rates in US $bn.
(1) Car Rental values exclude insurance replacement costs.
(2) Other category includes Cruise, Ferry and Bus / Coach.
The travel industry has been a driver, and continues to be a key beneficiary, of globalization.
Third parties estimate annual growth in the global travel industry of $100+ billion

Travelport is Positioned in the High Value Segment of
Air

Air Distribution (% of Total Air Distribution)
(2)
Direct /
un-addressable
Segment
2
(1) Source: Estimate based on Travelport analysis
(2) Euromonitor & Travelport analysis; excludes air charters
Travelers
seeking informed choice
Corporate travel
• Long haul
• High end travel
• Complicated multi segment/multi-content
itineraries
• Specialized travel - student and adventure
travel
OTAs
Full service travel agencies
China (limited access)
Simple point to point leisure Travel
(direct to supplier.com)
Point to point LCC (direct to
supplier.com)
Non-GDS Segments
GDS Segments
GDS Focused
Segment
(2012-2017
CAGR: ~3%)
(1)

Direct Channel in US Air has Stabilized at ~50%

Tier 1 US Carrier – Sales Volume by Channel
Source: Management estimates.
Airlines historically took bookings directly through reservation centers,
Authorized Travel Officials (ATOs) and Commercial Travel Offices (CTOs),
but the internet has grown the direct channel

Key Growth Areas for the Airline Industry
(1)
Ancillary Revenue Growth ($ billion)
(2)
Ancillaries
Corporate
Away Regions
Approximately 78% of airlines surveyed  indicated the intermediary channel is important / very important for distribution of ancillaries to drive revenue growth
(1)
Key Ancillaries:
Seat Assignments
Wi-Fi internet access
Meal vouchers
Priority boarding
Baggage fees
(1)    Travelport interviews with airline representatives and joint CAPA/Travelport survey; participants evaluated each area individually
(2) Revenue Growth Over Last 3 Years & Potential Future Growth – LEK & Ideaworks
20.4%
31.5%
31.5%
33.3%
42.6%
70.4%
0% 10% 20% 30% 40% 50% 60% 70% 80%
Emerging Europe
Africa
Latin America
APAC
Corporate
Ancillaries
9.4
13.5
22.6
26.1
30.0
34.6
39.9
46.0
0
10
20
30
40
50
2008 2009 2010 2011E 2012F 2013F 2014F 2015F
Double
Double
2
Airline Product Offerings are Changing – Significant Focus on
Ancillaries, Corporates and Away Regions for Profit Growth

Airline industry growth stemming from Non-North
American regions is expected to continue

2
Capacity (million seats)
Net Increase in Airplanes in Service
from 2011-’31 (# of Aircrafts)
Source:  OAG, Boeing
* APAC excludes China for Seat Capacity & Net Increase in Airplanes in Service
CAGR
~5%
~5%
~3%
~1%
2009-2012 CAGR
US:     ~1%
ROW: ~5%
0 100 200 300 400 500
NA
EU
APAC
ME
Jan May 2009 May 2013
0 2000 4000 6000
NA
Europe
APAC
ME
341
349
624
733
2009 2012
US
ROW
-
Jan -
GDS Industry – Historical Geographic Distribution & Growth – US vs. ROW (2012 MIDT)

Hotel Distribution Represents a Significant Growth
Opportunity for Travelport
Large & Growing
Sector
Low Penetration
Rate
Highly Fragmented
Supply Base
Increasing
Importance for
Profitability of
Agencies
Global Hotel Gross Bookings and Growth 2008-2014 ($billion)
Traditional GDS Penetration of Hotel Distribution (estimated)
20
2
Source: Euromonitor; Hotel retail sales based on 2012 fixed exchange rates
Hotel Distribution statistics based on 2010 survey of Travel agencies conducted by Travelport
1
2
3
4
10%
5%
0%
5%
10%
15%
350
390
410
450
470
510
530
550
2008 2009 2010 2011 2012 2013F 2014F
370
430
490
-
-
yoy % value growth
All other channels
GDS
426
393
420
442
466
494
524
Hotel Sales (US$bn - Fixed 2012 exchange rates)

Travelport Adjacency Businesses – B2B Payments
(1)

2
(1)  JV in which Travelport owns a controlling 60% stake; financials are consolidated in Travelport P&L.
Automated payment solutions between providers
and travel agencies, tailored to meet the needs of the
travel industry using single use credit cards
Business incubated; broke even in 2012 and on
course to make EBITDA contribution in 2013
Strategic partnership with MasterCard Worldwide
$billions transacted on B2B basis in the travel
industry each year
Potential for significant growth
+
+
+

To Recap…

2
Travelport is well positioned in the high value, more complex segment of travel distribution both in terms of geography, customers and product capabilities
Direct air has been stable for some years in mature regions
Travel industry is a significant global business, growing faster than world GDP
1
2
3
Significant growth opportunities
•
Air via LCCs
•
Air via emerging regions
•
Hotel distribution
•
B2B Payments in Travel
4

Sound & Proven Value Proposition – Providing Solutions to
Power the Growth and Globalization of the Travel Ecosystem

3
Note:  Based on fiscal year 2012 data.
Value to Travel Providers (annually)
• >$80 billion of transactions
• ~162 million air tickets issued
• > 300 million air segments,
• ~ 57 million hotel room nights,
• ~ 17 million car rental bookings
• ~ 2 million rail bookings
Value to Travel Agencies
Travelers
Airlines
Hotels
Car Rental
Rail
Cruise
Tour
Operators
Insurance
Online Travel
Agents
Offline Travel
Agents
Travel
Management
Companies
Corporate
Booking Tools
Tour Operators
New Players
Leisure
Business
Inventory and availability from over 800
travel providers worldwide
>100m fares with billions of possible
combinations to consider
Enabling 77 million searches executed
per day
Workflow automation
Data Analytics
•
•
•
•
•
Travel
Agents
Travel
Providers

Proven Value Proposition to Travel Providers (Airlines,
Hotels, etc.)

3
Note:  Based on fiscal year 2012 data.
Source:  MIDT and Travelport Analysis
Extended distribution reach
beyond home market
Significant value for money
Improved operational efficiency of
highly complex/high transaction
operations
Rack, display, sell products in 170+ countries and to
~67,000 travel agencies globally
Deliver higher value bookings
Pay on performance (i.e. pay per bookings not per
impression or per click)
Manage >100m fares with billions of possible
combinations to consider
Manage >1.4 billion booking/cancel transactions p.a.
Fees average ~2% of transaction value
• Away regions
• Corporate
• Complex Itineraries
Delivering
Value to
Travel
Providers
Worldwide
Higher yielding
ticket prices

Low Cost Carrier Participation Has Risen in the Last 8
Years

• Key Growth regions for LCCs are in EMEA and APAC
• Many LCCs have become hybrid carriers offering interline and additional products targeting the corporate traveler
• Travelport has invested to enable better integration and aggregation of LCC Content
Low Cost Carriers Participating on
Travelport’s Distribution Systems
3
Sources:
(1)Travelport Press Release – Announcement of Easyjet/Travelport content Agreement – April 2012
(2) Easyjet Investor Presentation – 2013
(3) Easyjet 2013 half year results call transcript
“…Travelport’s extensive global footprint
provides us with an efficient distribution
channel for distributing our popular low-
fares, including the Flexi fare, especially to
the managed corporate travel market.”
Andrew Hodges, easyJet's Director of
Sales, Distribution & Business
(1)
EasyJet announces milestone of 10
million business passengers during a
12-month period  ending Dec 2012
EasyJet signs >100 corporate related
deals since October 2012 (3)
Key Growth Drivers for LCCs
GDS Addressable Segment
• Long haul
• High end travel
• Complicated multi-segment/multi-
content itineraries
• Specialized travel - e.g., student and
adventure travel
Access to corporate travel
Bookings from away regions
More complex itineraries
Corporate travel
Full Service Travel Agencies
OTAs
0
70
2004 2012

Source:  MIDT and Travelport management analysis.
Indicative ticket values based on Travelport GDS bookings in 2012 excluding government taxes
Travelport Provides Value to Airlines Through Efficient
Access to Away Regions
26
GDS Booking Volumes Middle East Hub Carriers
(2012)
Indicative Ticket Fare Value Differential
Middle East vs. non-middle East Point of Sale
GDS Booking Volumes
for US Carriers (2012)
Indicative Ticket Fare Value Differential
US vs. non-US Point of Sale
3
$0
$500
$1,000
$1,500
US Bookings ROW Bookings
$0
$500
$1,000
$1,500
ME Bookings ROW Bookings
82%
18%
US Bookings
ROW Bookings
32%
68%
ME Bookings
ROW Bookings

Travelport Merchandising Platform – Enabling Airlines to Distribute, Market and Sell Their Products in New Ways 27 3 Growing Customer Base… Fare Families Ancillaries

Proven Value Proposition to Online and Offline Travel
Agencies…
Playing a key role in enabling travel agencies to expand their businesses and efficiently run their day-to-day operations
28
3
Note:  Based on fiscal year 2012 data.
Ability to compare, search, shop, and book inventory
from over 800 providers worldwide in real-time
Workflow automation tools and booking integration
from multiple providers/multiple content types
Content Pipeline to power corporate self booking
tools
Single point of access to a world of multisource
content
Integration of mission critical data for  back
office/accounting and corporate customer reporting
Access to over 100m fares with billions
of possible combinations to consider
Handling over 1.4 billion booking transactions p.a.,
including over 500m cancellations
Expand their addressable
customer base and
the products/services offered to them
Improve Sales Productivity
Simplify
highly complex / high transaction
operations
Reduce Operating Costs
Delivering
Value to
Travel
Agencies
Worldwide
Access to value added solutions to improve the end
traveler’s experience (e.g., itinerary management)
System reliability = 99.994% core system uptime (with
no exceptions for scheduled downtime)

…Underpinned by Differentiated, Game-changing Products
Including Graphically Enabled Point of Sale Solutions…
Enabling…
Greater content distribution
Advanced advertising capabilities
Shift from pricing to value
29
3
From multiple Traditional Desktops
“Green Screens”
To a graphically enabled retail  platform
(Travelport Universal Desktop ™)
discussion

Taking agent beyond availability
and pricing data to a one-stop
experience for:
• Multiple offers for the same hotel
• Fully integrated into Travelport
bookings
• Guaranteed Travel Agency
commission
• Ability to upsell customers
Travelport Rooms and More
he travel agents’ hotel one-stop
experience
…a One-Stop Portal for Hotel Content Powered by
Meta-search Technology…

3
T

…and Access to a World of Other Travel Related
Content Including Car and Rail…

3
All the leading car rental
providers
National & International rail
content & ticketing
Cruise & Tour
Growing $100 million business with potential for
significant growth
Source:  Management estimates.
Car
Cruise
Insurance
Rail
Deluxe Rent a Car

…On an Open Platform Enabling the Next Generation of
Mobile Devices…

3
Solutions for Travel Agents to
Offer Their Customers (travelers)
Mobile Solutions for Travel Agencies –
Travelport Mobile Agent

…While Addressing Legacy Challenges in Payments
Through Innovative B2B Payment Solutions

3
Single use credit card
Automated real-time reconciliation
(accounts payable/receivables)
Works with any provider that can
accept MasterCard
Being adopted by large hotel booking
OTAs and LCCs embracing
the intermediary channel
Reduces significant risk of fraud
and impact of providers default

Diverse Network of Solid Relationships
High visibility for revenue from established relationships with a diverse set of global travel providers and customers, servicing the channels where consumers value choice
~810 active travel providers
~400 airlines, including approximately 55 LCCs
~330 hotel chains, over 450,000 hotel properties (1) , ~25 car rental companies, ~50 cruise and tour operators and
10 major rail networks
~67,000 on-line and off-line travel agency locations,
including leading office corporate and leisure
Serving consumers who value choice
In 2012, issued ~162m tickets and processed up to 2.7bn
travel-related messages per day
Top 15 airlines with average tenure of 10+ years
Very high renewal rate shows travel provider satisfaction
2 – 5 year “full-content” contracts which account for
67% of total volumes and guarantee same content and
availability as on supplier.com direct channel
Solid relationships with top 10 travel agencies
High degree of customer satisfaction
3 – 5 year contracts
Low concentration of travel providers with Top 15 providers
representing 40% of GDS Transaction Processing revenue
Low concentration of customers with top 10 customers
representing 30% of GDS Transaction Processing revenue
Low
concentration
Long-term
relationships
Broad
base
Travel Providers Travel Agencies / Intermediaries
34
4
Note:  Based on fiscal year 2012 data.
(1) Includes properties sourced through hotel aggregators and bookable on Travelport Rooms & More

Balanced, Global Footprint with Targeted Geographic
Growth

5
Note:  Based on fiscal year 2012 data. Figures may not add to 100% due to rounding.
A balanced, global footprint aligned to global GDS / air demand
Selected Travelport Highlights
Remote Service
No Operations
In country operations
% of Travelport’s air volumes
% of total global GDS air volumes
Japan:
Japanese GDS
Axess (JAL) will be part
of Travelport platform by
end of 2013
Africa: Expanded into additional countries in 2012
including Tunisia and Morocco
Vertically integrated operations in Kenya and South
Africa
Americas
45%
Europe
25%
MEA
11%
Asia Pacific
18%
43%
31%
10%
16%
Canada:
Realising significant growth
and share gains stemming from Air
Canada/Agencia solution Outperforming market
Large OTA business
Russia: Third operation opened in
Russian network with office in Vladivostok
•
•
Operating in over 170 countries

Travelport Technology:  an Open Platform to the
Broadest Travel Content

6
Book
Profile
Record
Access  to the broadest
travel content…
Universal
API
Change
~400
Airlines
>450k
Hotel
Properties
Rail, Cruise
& Tour
Search
Payment
…through an open
platform…
…to the broadest user
base and set of devices
Travelport POSs for Offline
Agencies
Online Travel Agencies
Corporate Booking Tools
Enabled by Travelport
Developer Network
~25
Car Rental
Companies

Continuous Investment in Technology Infrastructure,
Platform and Applications

8 IBM z196
mainframes running
TPF, z/TPF, z/OS and
z/VM
Note:  Based on calendar year 2012 data.
Storage capacity analysis is indicative and based on Travelport analysis and publically available information
Travelport’s storage capacity (8 PB’s) could store 29 copies of the entire iTunes store catalogue!
29 x (26m songs, 45k films, 190k TV episodes, and 700k apps)
6
Hub & Spoke Infrastructure
Enabling an Open Platform vision
Service Oriented Architecture (SOA)
Java, Linux and .Net
Meta-search
Multiple Travel Provider Connectivity
Developing a diverse application set
uAPI
POS’s – Smartpoint & Universal
Desktop
Travelport Mobile
ePricing

Volume and Quality of Volume Driven, Operationally
Leveraged Business
Attractive Business Cash Flow Conversion
(1)
Operating Leverage Drives Upside Strong Free Cash Flow Generation
•
Volume driven model with solid customer
relationships and high visibility revenue
•
Consistent performance, even in challenging macro
environment
•
Proven ability to reduce fixed cost base in a
downturn
•
Value added pricing strategies
•
Growth opportunities in Hospitality and Payments
$545
$507
$455
$442
$230
$305  $305
$249
2010 2011 2012 LTM 3/31/13
Adj. EBITDA Unlevered Free Cash Flow
•
Positioned to leverage growth in travel volumes due
to scalable infrastructure
•
Significant investments in product and infrastructure,
to support new trends in merchandising (e.g. fare
unbundling) and to grow RevPas
•
LTM 3/31/13 unlevered FCF
(2)
was $249 million,
representing 56% of Adjusted EBITDA
•
Consistent and focused capital requirements
•
Low working capital needs
(1)
(2)
42%
60%
67%
56%
38
7
Unlevered Free Cash Flow defined as net cash provided by / (used in) operating activities, adjusted to exclude cash interest payments and include capital expenditures.
FCF conversion rates 2010 exclude the results of the GTA business.

7
Resilient business model
Source: IATA and IHS Global Insight.
Note: Passenger growth is defined as passengers carried on schedule airlines.
2003-2007 Average: 2.6x
2002:
Influence of 9/11 Attacks
World GDP Growth (%) Passenger Growth (%) Passenger Growth / World GDP Growth (x)
(0.0)x 4.6x 2.9x 2.0x 1.3x 2.1x (0.3)x 0.5x 2.0x 2.0x
2%
3%
4%
4%
4%
4%
1%
(2%)
4%
3%
2%
(0%)
13%
12%
7%
5%
8%
(0%)
(1%)
8%
6%
5%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012F
2.1x
2008-2009:
Global Economic Recession
2010-2012:
Economic Recovery

Air volume growth typically outperform GDP growth except during periods of economic shock, and recover quickly from economic shocks as seen from 2010 – 2012

RevPas
Year on Year
Growth (Decline)
COR Rate
Year on Year
Growth (Decline)
Gross Margin
(2)
Year on Year
Growth (Decline)
Note: RevPas is calculated as transaction processing revenue divided by the number of available segments.
(1) Year on Year movement excludes the impact of the loss of the United MSA.
(2) Gross Margin is defined as Total  Revenue less Commissions.
7
Execution – Key Performance Metrics
1%
(2%) (2%) (2%)
(1%)
0%
1%
0%
2% 2%
3%
5%
6%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
10%
6% 6%
9%
5%
6%
8%
2%
3%
0%
(2%)
1% 1%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
(1)
(1)
(1) (1)
(2%)
(6%)
(7%)
(11%)
(6%)
(2%) (2%)
0%
2%
0%
3%
5% 5%
Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
(1)
(1)
(1) (1)

Execution - IT and Travel Industry Recognition
‘Favorite GDS (Canada)’
2012 Agent Choice Awards
Travel Industry Technology
41
Recent highlights include
7
‘Best GDS Asia Pacific’
2012 TTG Travel Industry Awards
‘Best Technology Provider’
2013 Globe Travel Awards
Top 250 ranking
2012 InformationWeek 500
Most Innovative Business Technology Organizations
‘IT Team of the Year’
Gold Stevie Award
2012 American Business Awards
In 2012 Travelport continued its record of winning plaudits and awards across all regions from both the travel and technology industries

Proven, Motivated and Aligned Management Team with
nearly 100 Years of Travel Industry Experience

8
Kurt Ekert
EVP and Chief Commercial Officer
• 11 years with Travelport
• In current role since 2010
• Previous roles include COO of GTA,
a former  Travelport business, Senior
VP, Travelport Supplier Services,
Group VP, Strategy and Business
Development and COO,
Travelport/Orbitz for Business
• Before Travelport, held a number of
finance roles at Continental Airlines
Eric Bock
EVP, Chief Administrative Officer
and Chief Legal Officer
• 16 years with Travelport
• In current role since August 2006,
Chief Administrative Officer since
January 2009
• Previously EVP, Law and Corporate
Secretary of Cendant
• Previous roles include member of
the corporate group at Skadden,
Arps, Slate, Meagher and Flom LLP
Philip Emery
Chief Financial Officer
• 7 years with Travelport
• In current role since October 2009
• Formerly served as CFO of
Travelport GDS
• Previous roles include CFO of
Radianz, Entrepreneur in
Residence with Warburg Pincus
as well as a number of
international finance roles at FTSE
and NASDAQ companies
Gordon Wilson
President & Chief Executive Officer
• 22 years with Travelport
• President and CEO since June 2011
• Previously served as President and CEO of Travelport GDS
and has also run a wide variety of Cendant travel distribution businesses including leading travel wholesaler, GTA
• Has also held roles in both the airline and chemical industries
Mark Ryan
EVP and Chief Information Officer
• 4 years with Travelport
• In current role since 2009
• Prior to joining Travelport, served as
Senior VP and Chief Information
Officer of Atlanta-based Matria
Healthcare
• Also served as Chief Technology
Officer of eBay and spent 18 years
with IBM
• 24 years with Travelport
• In current role since 2012
• Previously served as Global Head of
Commercial Operations & Supplier
Services; Managing Director Europe,
MEA and Vice President, Airline
Services and General Manager for
Galileo Southern Africa.
Bryan Conway
Chief Marketing Officer
Terry Conley
EVP Capability and Performance
• 14 years with Travelport
• In current role since 2013
• Previous roles for Travelport/Cendant
include Special Advisor to Travelport
and Executive Vice President of
Integration, Chief Administrative
Officer, Travelport and  EVP, HR and
Corporate Services , Cendant
Motivated, incentivized and aligned management team via EBITDA based compensation structure

Financial Highlights Philip Emery Chief Financial Officer

Annual Historical Financial Performance

Revenue
($ in millions)
LTM  Q1 2013 Revenue
• Hospitality
• Products & Services
• B2B Payments
Growth Initiatives
Transaction Processing
United
Revenue $68 $96 $27 $3
$1,928
$1,939
$1,975
$1,997
2010 2011 2012 LTM Q1 2013
Total Revenue Excluding United
Air Booking
Fees
75%
AITS
8%
Growth
Initiatives
17%

Annual Historical Financial Performance

Pro Forma New Adjusted EBITDA
(1)
($ in millions) ($ in millions)
Adjusted EBITDA Previously Reported
Note:
United
EBITDA
New
Adjusted
EBITDA
(inc United
EBITDA)
$489
$436
$434
$440
$63
$64
$58
$56
$552
$500
$492
$496
2010 2011 2012 LTM Q1 2013
Pro Forma Adjusted EBITDA
Amortization of Customer Loyalty Payments
$489
$436
$434
$440
2010 2011 2012 LTM Q1 2013
Total Revenue Excluding United
As part of the refinancing, the definition of the Adjusted EBITDA (a key loan covenant ratio measure) in Travelport’s credit agreements will be amended to allow an add-back for the amortization of Customer Loyalty Payments. Customer Loyalty Payments are development advance payments that were made with the objective of increasing the number of clients or improving customer loyalty. In addition, due to the impact of the loss of the United Master Services
Agreement (the “MSA”), Travelport has presented Travelport Adjusted EBITDA and the New Adjusted EBITDA to reflect the impact of the loss of the MSA as “Pro-forma Adjusted EBITDA” and “Pro-forma New Adjusted EBITDA”, respectively.
$56 $71 $21 $2 $608 $571 $513 $498

Quarterly Historical Financial Performance

Pro Forma Total Revenue and YoY Growth
($ in millions)
United
Revenue $23 $24                   $23                   $26                 $24                    $3                    $0                 $0                      $0
$508 $506
$486
$439
$526
$503
$489
$457
$548
(2.2%)
0.6%
3.1%
1.2%
3.6%
(0.6%)
0.7%
3.8%
4.3%
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Pro Forma Total Revenue YoY growth

Quarterly Historical Financial Performance

Adjusted EBITDA
New Adjusted EBITDA
($ in millions)
($ in millions)
United
EBITDA $17 $18                   $17                  $19              $19                    $2                      $0            $0                     $0
$166 $154                 $128                $123               $155                 $133                 $122                $103                $140
New Adjusted
EBITDA
(inc United
EBITDA)
$130
$118
$101
$87
$121
$118
$106
$89
$127
$19
$18
$10
$17
$15
$13
$16
$14
$13
$149
$136
$111
$104
$136
$131
$122
$103
$140
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Pro Forma Adjusted EBITDA Amortization of Customer Loyalty Payments
$130
$118
$101
$87
$121
$118
$106
$89
$127
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Pro Forma Adjusted EBITDA

Q1 2013 Results

Q1 2013 Highlights
($ in millions)
Revenue Adjusted EBITDA
($ in millions)
RevPas
Note: Figures are pro forma for the loss of United MSA.
•
• Outperforming growth in certain key countries/regions:
– Canada: Travelport +30% vs. overall GDS growth of +8%
– Eastern Europe: Travelport +28% vs. overall GDS growth of +13%
– Western Europe: Travelport +1% vs. overall GDS decline of (3)%
• RevPas
– Q1 2013 growth at +6%, reflecting:
• Introduction of new products and services
• Continued growth in hotel and advertising sales
• Growth in eNett payments processing
• Growth in higher yield segments offsets volume contraction
Excluding the impact of the loss of the United MSA from Q2 2012, Travelport’s segments were (1)% YoY, in line with global GDS volumes
$526
$548
Q1 2012 Q1 2013
$121
$127
Q1 2012 Q1 2013
$5.08
$5.38
Q1 2012 Q1 2013

Adjusted EBITDA Reconciliation

($ in millions)
1
Corporate costs represent costs related to strategic
transactions (including the proposed offering of securities
in 2010), internal re-organization and other costs related to non-core business
2
Restructuring charges represent the costs incurred to
enhance organizational efficiency and to consolidate and
rationalize existing processes.
Litigation and related costs predominately relates to the
American Airlines and bondholder litigation costs incurred
in 2012, and NDC arbitration costs incurred in 2011. Both
the American Airlines and bondholder ligation were
settled in April 2013
4
3
Equity granted to management as part of compensation
package
5
Gain related to purchase of Senior Notes at a discount
6
Other primarily includes (i) $7 million of write-off and
impairment of non-current assets for the year ended
December 31, 2011, and (ii) unrealized (gains) losses on
foreign currency derivatives contracts and euro-
denominated debt
1
2
3
4
5
6
7
7
The add-back of amortization of development advance
payments which were made with the objective of
increasing the number of clients or improving customer
loyalty
LTM
2010 2011 2012 3/31/13
EBITDA $486 $427 $371 $369
Adjustments:
Corporate Costs 36 15 19 17
Restructuring Charges 11 4 – –
Equity-based Compensation 5 5 2 –
Litigation and Related Costs – 50 53 57
Gain on Extinguishment of Debt (2) – (6) (6)
Other 9 6 16 5
Adjusted EBITDA $545 $507 $455 $442
Amortization of Customer
Loyalty Payments
63 64 58 56
New Adjusted EBITDA $608 $571 $513 $498
Note: 2010 and 2011 exclude the results of the GTA business, which was sold on May 5, 2011.

LTM
Pro Forma
3/31/13 3/31/13
New Adjusted EBITDA $498 $498
Less:
Interest Payments (234) (279)
Tax Payments (19) (19)
Changes in Operating Working Capital 36 36
FASA Liability Payments (4) –
Defined Benefit Pension Plan Funding (25) (25)
Customer loyalty payments (46) (46)
Other Adjusting Items (75) (35)
Free Cash Flow Before Capital Expenditures $131 $130
Less:
Maintenance Capital Expenditures (68) (68)
Free Cash Flow Before Growth Capital Expenditures $63 $62
Less:
Growth Capital Expenditures (48) (48)
Free Cash Flow $15 $14
Unlevered Free Cash Flow $249 $293
% of Adj. EBITDA 50% 59%
50
($ in millions)
1
Other adjusting items in the LTM period relate
to payments for costs included within operating
income, but excluded from Travelport Adjusted
EBITDA. These include (i) $15 million
payments related to a historical dispute related
to a now terminated arrangement with former
distributor in the Middle East (ii) $30 million of
corporate transaction costs payments (iii) $29
million and of litigation and related costs
payments and (v) $1 million of restructuring
1
2
2
2
Capital expenditures of $116 million comprises
$100 million of cash expenditures and $16
million of repayment of capital lease
obligations; ~60% of the total amount is
maintenance and ~40% is related to growth
initiatives / investments
3
Pro forma column presented to include (i)
interest expense pro forma for the refinancing,
(ii) other adjusting items pro forma for non-
recurring items and (iii) FASA payment pro
forma for final payment which was made
6/30/12.
Free Cash Flow Reconciliation
3

Historical Segment Volumes

Segment Volumes
RevPas
(Segments in millions)
93.7
89.0
86.6
77.7
95.6
87.3
85.1
76.7
94.7
1.8
1.9
2.4
2.2
2.2
95.5
90.9
89.0
79.9
97.8
87.3
85.1
76.7
94.7
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Pro Forma Reported Segments United RSS Segments
$5.01
$5.24
$5.13
$5.19
$5.08
$5.34
$5.30
$5.47
$5.38
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013

Primarily US$ Based Company with Limited FX Exposure

Travelport FX Exposure
Transactional
FX Exposure
Translational
FX Exposure
Highly Leveragable
Cost Base
• Only 1% of revenues are invoiced in
non-USD currencies
• Approximately 29% of 2013 costs are
non-USD (locally paid Financial
Assistance, Commissions and
Operating Expenses)
• Hedging typically undertaken annually
around budgeting cycle with up to 15
month time horizon
• Euro denominated debt is currently
partially hedged with forward contract
and options
• ~90% of operating costs fixed
• ~10% of operating costs variable
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Revenue Operating
Costs
Other FX
USD

Concluding Remarks Gordon Wilson President and Chief Executive Officer

Recap of Key Investment Highlights

Strong Fundamentals
Attractive Investment Opportunity
Unique, Global Position
Positioned
in High Value
Segment of Travel
Distribution
1
2 3 4 5
6
7
8
Attractive Growth
Industry
Proven Value
Proposition
Diverse Network
of Solid
Relationships
Balanced, Global
Geographic
Footprint
Technology – Open Platform
Attractive Business with Excellent Cash Flow Conversion
Proven Management Team

Delivering Performance
Financial
• Grown underlying revenue by 4%
(1)
and adjusted EBITDA by 5%
(1)
• Achieved on-going improvement across financial metrics:
Eighth consecutive quarter of RevPas growth: 6% YoY for Q1 2013
Sixth consecutive quarter of increased Gross Margin
(1)
Contained COR Rate growth to 3% for Q1 2013
Operational
• Launched ground-breaking airline merchandising platform (April 2013)
• Signed watershed airline agreements (full content, merchandising and low cost)
• Extended hotel room offers to more than one million (May 2013)
• Expanded operations in targeted growth regions of Africa and Russia
• Driven payments processing momentum
• Continued investment in upgrading technology
Outlook
• Successfully executed refinancing in April 2013, extending our 2014 maturities
• Continuing positive momentum into Q2
Summary & Outlook
(1)  Stated excluding the effect of the loss of the United MSA from Q2 2012
55
10
Air Deals
6%
RevPas
1m
Hotel Offers